UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT
International Equity Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Capital appreciation

Net asset value June 30, 2012

Class IA: $9.88	Class IB: $9.78

Total return at net asset value

(as of 6/30/12)	Class IA shares*	Class IB shares†	MSCI EAFE Index (ND)

6 months	5.36%	5.24%	2.96%

1 year	–16.06	–16.29	–13.83

5 years	–33.73	–34.54	–26.99
Annualized	–7.90	–8.13	–6.10

10 years	36.38	33.03	65.13
Annualized	3.15	2.90	5.14

Life	109.29	102.47	69.85
Annualized	4.88	4.66	3.48

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: January 2, 1997.

† Class inception date: April 30, 1998.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any.

Putnam VT International Equity Fund 1

Report from your fund’s manager

How would you describe the market environment over the past six months?

In the first few months of 2012, investors relaxed over a number of macroeconomic issues and markets generally advanced. A key driver of this change in sentiment was the European Central Bank’s [ECB’s] decision, at the end of 2011, to implement Long-Term Refinancing Operations [LTROs], which will provide liquidity to the European banks for the next three years. Combined with some better-than-expected economic data in Europe and elsewhere, and with the introduction of reformist governments in Italy and Spain, this caused markets to rally in the first quarter of 2012.

The broad advance came to a halt in April. Markets retreated through May in response to renewed problems in Greece, in reaction to the Spanish government’s apparent backtracking on its previously announced commitment to domestic fiscal-deficit reduction, and on disappointing U.S. and Chinese data. In June, we saw markets rally, as a second Greek election resulted in an apparent commitment to fiscal reform; as the installation of a new French premier, François Hollande, was perceived less negatively than the market had originally expected; and as central banks globally moved to ease monetary conditions still further.

Amid economic weakness, did declining energy prices help markets?

Outside the energy sector, declining prices did help somewhat, but the oil price decline from around $125 per barrel at its height to $90 per barrel at its low point was perhaps not as large as we might have expected in the context of slowing global growth. In effect, geopolitical turmoil in the Middle East, particularly with respect to Iran and Syria, may have put a floor under the oil price decline and led to oil’s rally off its lows back to $106 per barrel currently.

Which strategies worked and which didn’t amid these volatile conditions?

We had added to cyclically exposed, oversold stocks at the end of 2011, and many of these positions benefited in the market’s rally in early 2012. Sectors that performed well included consumer cyclicals, industrials, and certain areas of the financials sectors. When the rally subsequently gave way to weakness amid renewed macroeconomic concerns, our non-cyclical positions helped performance, particularly our exposures to relatively large companies in stable and defensive sectors.

What is your outlook for the global economy and the fund?

There are many and obvious potential impediments to a positive economic scenario in Europe — and by extension, the global economy — not least of which is that ongoing austerity will hamper growth in already weak peripheral economies, and wealthier countries may find the level of support they need to provide to their troubled neighbors politically unpalatable. Furthermore, we believe markets are likely to become increasingly concerned about the fiscal cliff in the United States as we draw closer to the end of the year. We are positively inclined toward Chinese efforts to boost growth but do not anticipate stimulus of the same magnitude as was applied in 2009. While we believe short-term macroeconomic data are likely to remain weak globally and keep upward pressure on market volatility, we believe we can take advantage of a variety of opportunities.

In today’s low-growth environment, we expect investors to afford a higher premium to companies that can grow sustainably even in a weak macro environment, and so stock selection becomes extremely important. Linked to this, we have sought to establish direct or indirect exposures to emerging markets, as that is where we believe growth will be disproportionately weighted. China’s growth may turn out to be 7% this year; while that may come in below the level of growth targeted by Chinese officials, it is vastly better than, for example, –2% growth in Spain. Also, we think it is important to find those companies that have a high degree of self-help potential — levers that they can pull to protect and grow profits regardless of the macroeconomic environment.

Last and perhaps most important, we maintain a core set of defensive holdings in the portfolio combined with secular growers and cheaply valued cyclical stocks. That is, we blend the stocks of large-cap, high-quality, dividend-paying companies together with the stocks of companies that could perform well if the markets become less risk-averse. In each case, we are investing in companies where we believe we have a differentiated investment thesis relative to the market consensus. This strategy, we believe, will position the portfolio well whether macroeconomic conditions remain challenging or we see more tailwinds for global growth.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Simon Davis is Co-Head of International Equities at Putnam. He joined Putnam in 2000 and has been in the investment industry since 1988.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT International Equity Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.49	$5.77	$4.42	$5.67

Ending value
(after expenses)	$1,053.60	$1,052.40	$1,020.49	$1,019.24

Annualized
expense ratio	0.88%	1.13%	0.88%	1.13%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT International Equity Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (99.5%)*	Shares	Value

Australia (3.0%)
Macquarie Group, Ltd.	147,662	$3,975,705

Origin Energy, Ltd.	205,795	2,588,581

Telstra Corp., Ltd.	1,353,535	5,129,038

		11,693,324
Belgium (1.4%)
Anheuser-Busch InBev NV	68,928	5,358,652

		5,358,652
Brazil (0.8%)
Localiza Rent a Car SA	205,300	3,102,243

		3,102,243
Canada (1.9%)
Agrium, Inc. S	42,620	3,777,235

Canadian Natural Resources, Ltd.	140,400	3,766,157

		7,543,392
China (3.7%)
Baidu, Inc. ADR †	21,200	2,437,576

Brilliance China Automotive Holdings, Inc. †	1,912,000	1,683,313

China Mobile, Ltd.	309,500	3,401,563

Industrial and Commercial Bank of China, Ltd.	6,371,000	3,562,504

Spreadtrum Communications, Inc. ADR S	191,400	3,378,210

Zhongpin, Inc. †	40,527	373,254

		14,836,420
France (10.1%)
Christian Dior SA	46,593	6,416,809

Danone	81,475	5,058,159

Sanofi	163,283	12,381,921

Technip SA	38,886	4,057,949

Valeo SA S	124,381	5,153,687

Vivendi	379,009	7,046,014

		40,114,539
Germany (12.2%)
Allianz SE	49,548	4,982,291

BASF SE	64,850	4,506,337

Biotest AG-Vorzugsaktien (Preference)	10,052	477,964

Continental AG	22,247	1,854,492

Deutsche Bank AG	119,189	4,331,720

Deutsche Post AG	506,276	8,966,710

Kabel Deutschland Holding AG †	80,038	4,980,984

Lanxess AG	57,930	3,654,155

MTU Aero Engines Holding AG	66,764	4,902,109

Porsche Automobil Holding SE (Preference) S	92,368	4,599,517

Siemens AG	57,447	4,828,862

		48,085,141
Hong Kong (1.6%)
Hongkong Land Holdings, Ltd.	587,000	3,380,166

Sands China, Ltd.	861,200	2,758,725

		6,138,891
India (0.4%)
Housing Development Finance Corp., Ltd. (HDFC)	128,211	1,508,750

		1,508,750
Ireland (3.9%)
Covidien PLC	110,000	5,885,000

Kerry Group PLC Class A	99,614	4,360,897

WPP PLC	441,084	5,361,073

		15,606,970
Israel (0.7%)
Teva Pharmaceutical Industries, Ltd. ADR	74,500	2,938,280

		2,938,280

COMMON STOCKS (99.5%)* cont.	Shares	Value

Italy (3.0%)
ENI SpA	192,156	$4,100,870

Fiat SpA †	813,146	4,114,585

UniCredit SpA †	969,008	3,671,822

		11,887,277
Japan (18.6%)
Aisin Seiki Co., Ltd.	127,100	4,229,547

Astellas Pharma, Inc.	83,200	3,634,171

Canon, Inc.	75,200	3,011,216

Inpex Corp.	1,103	6,183,773

Japan Tobacco, Inc.	192,400	5,701,496

Konami Corp.	175,500	3,986,024

Lawson, Inc.	81,200	5,680,963

Mitsubishi Electric Corp.	456,000	3,800,552

Mitsubishi UFJ Financial Group, Inc.	1,721,300	8,237,783

Nippon Telegraph & Telephone (NTT) Corp.	132,400	6,151,590

Nissan Motor Co., Ltd.	751,000	7,112,495

ORIX Corp.	88,380	8,226,260

Tokyo Gas Co., Ltd.	1,473,000	7,522,706

		73,478,576
Malaysia (0.8%)
AirAsia Bhd	2,622,500	2,966,809

		2,966,809
Netherlands (1.2%)
ING Groep NV GDR †	694,656	4,686,724

		4,686,724
Russia (1.2%)
Sberbank of Russia ADR †	432,013	4,699,196

		4,699,196
Singapore (0.6%)
SembCorp Marine, Ltd.	635,000	2,424,583

		2,424,583
South Korea (1.8%)
Samsung Electronics Co., Ltd.	4,146	4,395,684

SK Hynix, Inc. †	131,770	2,785,290

		7,180,974
Spain (2.5%)
Amadeus IT Holding SA Class A	139,789	2,960,325

Banco Bilbao Vizcaya Argentaria SA (BBVA)	468,458	3,376,342

Grifols SA	124,007	3,145,406

Grifols SA ADR † S	47,547	456,451

		9,938,524
Taiwan (0.8%)
Hon Hai Precision Industry Co., Ltd.	1,105,800	3,334,375

		3,334,375
United Kingdom (24.2%)
Aggreko PLC	42,588	1,385,353

Associated British Foods PLC	240,554	4,840,096

Barclays PLC	1,562,923	4,000,759

BG Group PLC	404,950	8,288,448

Centrica PLC	880,752	4,390,708

Compass Group PLC	547,469	5,742,530

Kingfisher PLC	1,163,241	5,259,613

Lloyds Banking Group PLC †	5,895,673	2,899,905

Prudential PLC	629,148	7,289,550

Rio Tinto PLC	220,321	10,522,381

Royal Dutch Shell PLC Class A	256,609	8,644,199

Serco Group PLC	372,582	3,132,754

SSE PLC	322,369	7,028,205

Standard Chartered PLC	154,044	3,358,289

Telecity Group PLC †	216,217	2,722,213

4 Putnam VT International Equity Fund

COMMON STOCKS (99.5%)* cont.	Shares	Value

United Kingdom cont.
Tullow Oil PLC	166,537	$3,844,383

Vodafone Group PLC	3,177,900	8,928,742

WM Morrison Supermarkets PLC	859,207	3,585,907

		95,864,035
United States (5.1%)
ACE, Ltd.	44,600	3,306,198

Apple, Inc. †	9,100	5,314,400

CF Industries Holdings, Inc.	18,700	3,622,938

KKR & Co. LP	229,200	2,954,388

Tyco International, Ltd.	94,798	5,010,072

		20,207,996

Total common stocks (cost $384,213,642)		$393,595,671

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.22% [d]	14,660,140	$14,660,140

SSgA Prime Money Market Fund 0.09% P	515,327	515,327

U.S. Treasury Bills with effective yields ranging
from 0.170% to 0.172%, May 30, 2013 ##	$340,000	339,405

U.S. Treasury Bills with effective yields ranging
from 0.182% to 0.187%, May 2, 2013 ##	422,000	421,333

U.S. Treasury Bills with effective yields ranging
from 0.171% to 0.196%, March 7, 2013	303,000	302,661

U.S. Treasury Bills with an effective yield
of 0.157%, February 7, 2013	18,000	17,982

U.S. Treasury Bills with an effective yield
of 0.093%, November 15, 2012 ##	400,000	399,830

U.S. Treasury Bills with effective yields ranging
from 0.068% to 0.071%, July 26, 2012	509,000	508,977

Total short-term investments (cost $17,165,691)		$17,165,655

Total investments (cost $401,379,333)		$410,761,326

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $395,551,123.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $612,163 to cover certain derivatives contracts.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	19.8%
Consumer discretionary	15.0
Energy	10.5
Industrials	10.2

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $681,978,557) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Buy	7/18/12	$71,952	$68,401	$3,551

	British Pound	Sell	7/18/12	3,648,057	3,580,521	(67,536)

	Canadian Dollar	Sell	7/18/12	619,873	606,990	(12,883)

	Euro	Sell	7/18/12	15,087,930	14,887,666	(200,264)

	Norwegian Krone	Sell	7/18/12	111,999	109,143	(2,856)

	Swedish Krona	Buy	7/18/12	6,693,596	6,427,969	265,627

	Swiss Franc	Sell	7/18/12	940,004	927,015	(12,989)

Barclays Bank PLC

	British Pound	Buy	7/18/12	3,750,949	3,716,644	34,305

	British Pound	Sell	7/18/12	3,750,949	3,681,077	(69,872)

	British Pound	Sell	8/16/12	3,750,665	3,716,405	(34,260)

	Canadian Dollar	Buy	7/18/12	154,256	151,139	3,117

	Canadian Dollar	Sell	7/18/12	154,256	152,363	(1,893)

	Canadian Dollar	Buy	8/16/12	154,158	152,282	1,876

	Euro	Buy	7/18/12	4,410,914	4,339,660	71,254

	Euro	Sell	7/18/12	4,410,914	4,341,786	(69,128)

	Euro	Buy	8/16/12	2,412,965	2,370,950	42,015

	Hong Kong Dollar	Buy	7/18/12	4,495,270	4,494,945	325

	Japanese Yen	Buy	7/18/12	407,262	410,083	(2,821)

	Japanese Yen	Sell	7/18/12	407,262	415,725	8,463

	Japanese Yen	Sell	8/16/12	407,424	410,270	2,846

Putnam VT International Equity Fund 5

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $681,978,557) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Norwegian Krone	Buy	7/18/12	$46,574	$45,675	$899

	Norwegian Krone	Sell	7/18/12	46,574	45,428	(1,146)

	Norwegian Krone	Sell	8/16/12	46,525	45,634	(891)

	Singapore Dollar	Buy	7/18/12	2,582,110	2,557,689	24,421

	Swiss Franc	Buy	7/18/12	2,368,823	2,337,938	30,885

	Swiss Franc	Sell	7/18/12	2,368,823	2,325,071	(43,752)

	Swiss Franc	Buy	8/16/12	2,370,509	2,327,238	43,271

Citibank, N.A.

	British Pound	Buy	7/18/12	1,980,951	1,962,366	18,585

	British Pound	Sell	7/18/12	1,980,951	1,943,411	(37,540)

	British Pound	Sell	8/16/12	1,980,801	1,962,252	(18,549)

	Canadian Dollar	Buy	7/18/12	1,314,567	1,298,042	16,525

	Canadian Dollar	Sell	7/18/12	1,314,567	1,287,716	(26,851)

	Canadian Dollar	Sell	8/16/12	1,313,726	1,297,174	(16,552)

	Danish Krone	Buy	7/18/12	4,240,932	4,199,161	41,771

	Euro	Buy	7/18/12	3,781,000	3,713,637	67,363

	Euro	Sell	7/18/12	3,781,000	3,728,753	(52,247)

	Euro	Sell	8/16/12	3,782,000	3,714,593	(67,407)

	Norwegian Krone	Buy	7/18/12	1,814,261	1,769,211	45,050

	Norwegian Krone	Sell	7/18/12	1,814,261	1,779,708	(34,553)

	Norwegian Krone	Buy	8/16/12	1,812,371	1,777,950	34,421

	Singapore Dollar	Buy	7/18/12	1,042,980	1,033,156	9,824

	Swiss Franc	Buy	7/18/12	207,941	205,307	2,634

	Swiss Franc	Sell	7/18/12	207,941	204,139	(3,802)

	Swiss Franc	Buy	8/16/12	208,089	204,316	3,773

Credit Suisse AG

	British Pound	Buy	7/18/12	4,326,489	4,244,017	82,472

	British Pound	Sell	7/18/12	4,326,489	4,285,621	(40,868)

	British Pound	Buy	8/16/12	4,326,160	4,285,345	40,815

	Canadian Dollar	Buy	7/18/12	6,135,008	6,013,397	121,611

	Canadian Dollar	Sell	7/18/12	6,135,008	6,057,295	(77,713)

	Canadian Dollar	Buy	8/16/12	6,131,079	6,054,067	77,012

	Euro	Buy	7/18/12	10,309,725	10,165,877	143,848

	Euro	Sell	7/18/12	10,309,725	10,133,375	(176,350)

	Euro	Buy	8/16/12	10,312,451	10,135,900	176,551

	Japanese Yen	Buy	7/18/12	5,530,923	5,645,531	(114,608)

	Japanese Yen	Sell	7/18/12	5,530,923	5,566,999	36,076

	Japanese Yen	Buy	8/16/12	5,533,127	5,569,524	(36,397)

	Norwegian Krone	Buy	7/18/12	2,258,611	2,216,472	42,139

	Norwegian Krone	Sell	7/18/12	2,258,611	2,201,625	(56,986)

	Norwegian Krone	Sell	8/16/12	2,256,257	2,214,026	(42,231)

	Swedish Krona	Buy	7/18/12	1,725,893	1,691,025	34,868

	Swedish Krona	Sell	7/18/12	1,725,893	1,657,824	(68,069)

	Swedish Krona	Sell	8/16/12	1,724,057	1,689,437	(34,620)

	Swiss Franc	Buy	7/18/12	1,860,089	1,834,749	25,340

	Swiss Franc	Sell	7/18/12	1,860,089	1,824,941	(35,148)

	Swiss Franc	Buy	8/16/12	1,861,412	1,826,527	34,885

Deutsche Bank AG

	Australian Dollar	Buy	7/18/12	6,727,616	6,592,703	134,913

	Australian Dollar	Sell	7/18/12	6,727,616	6,383,906	(343,710)

	Australian Dollar	Sell	8/16/12	6,709,402	6,575,325	(134,077)

	Euro	Buy	7/18/12	737,494	727,210	10,284

6 Putnam VT International Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $681,978,557) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Euro	Sell	7/18/12	$737,494	$724,736	$(12,758)

	Euro	Buy	8/16/12	737,689	724,924	12,765

	Swedish Krona	Buy	7/18/12	2,484,350	2,385,265	99,085

	Swedish Krona	Sell	7/18/12	2,484,350	2,431,715	(52,635)

	Swedish Krona	Buy	8/16/12	2,481,707	2,429,344	52,363

	Swiss Franc	Buy	7/18/12	5,540,743	5,468,844	71,899

	Swiss Franc	Sell	7/18/12	5,540,743	5,439,983	(100,760)

	Swiss Franc	Buy	8/16/12	5,544,687	5,444,378	100,309

Goldman Sachs International

	Australian Dollar	Buy	7/18/12	4,816,084	4,726,808	89,276

	Australian Dollar	Sell	7/18/12	4,816,084	4,573,143	(242,941)

	Australian Dollar	Sell	8/16/12	4,803,045	4,714,320	(88,725)

	Euro	Buy	7/18/12	1,746,469	1,723,054	23,415

	Euro	Sell	7/18/12	1,746,469	1,715,906	(30,563)

	Euro	Buy	8/16/12	1,746,931	1,716,361	30,570

	Japanese Yen	Buy	7/18/12	4,561,177	4,656,138	(94,961)

	Japanese Yen	Sell	7/18/12	4,561,177	4,592,663	31,486

	Japanese Yen	Buy	8/16/12	4,562,995	4,594,863	(31,868)

	Norwegian Krone	Buy	7/18/12	1,430,347	1,402,504	27,843

	Norwegian Krone	Sell	7/18/12	1,430,347	1,394,178	(36,169)

	Norwegian Krone	Sell	8/16/12	1,428,856	1,401,142	(27,714)

	Swedish Krona	Buy	7/18/12	871,688	837,427	34,261

	Swedish Krona	Sell	7/18/12	871,688	854,017	(17,671)

	Swedish Krona	Buy	8/16/12	870,760	853,207	17,553

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/18/12	2,848,441	2,707,905	140,536

	Australian Dollar	Sell	7/18/12	2,848,441	2,792,574	(55,867)

	Australian Dollar	Buy	8/16/12	2,840,730	2,785,467	55,263

	British Pound	Buy	7/18/12	5,226,679	5,130,986	95,693

	British Pound	Sell	7/18/12	5,226,679	5,179,645	(47,034)

	British Pound	Buy	8/16/12	5,226,282	5,179,478	46,804

	Euro	Buy	7/18/12	2,849,229	2,800,493	48,736

	Euro	Sell	7/18/12	2,849,229	2,811,411	(37,818)

	Euro	Sell	8/16/12	2,849,983	2,801,168	(48,815)

	Hong Kong Dollar	Buy	7/18/12	2,800,498	2,800,354	144

	Norwegian Krone	Buy	7/18/12	3,013,621	2,939,053	74,568

	Norwegian Krone	Sell	7/18/12	3,013,621	2,954,521	(59,100)

	Norwegian Krone	Buy	8/16/12	3,010,480	2,951,361	59,119

	Swiss Franc	Buy	7/18/12	1,688,086	1,665,575	22,511

	Swiss Franc	Sell	7/18/12	1,688,086	1,657,217	(30,869)

	Swiss Franc	Buy	8/16/12	1,689,288	1,658,830	30,458

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	7/18/12	1,276,637	1,212,751	63,886

	Australian Dollar	Sell	7/18/12	1,276,637	1,253,472	(23,165)

	Australian Dollar	Buy	8/16/12	1,273,181	1,250,224	22,957

	Canadian Dollar	Buy	7/18/12	2,161,161	2,134,200	26,961

	Canadian Dollar	Sell	7/18/12	2,161,161	2,116,875	(44,286)

	Canadian Dollar	Sell	8/16/12	2,159,777	2,133,041	(26,736)

	Euro	Buy	7/18/12	146,436	144,412	2,024

	Euro	Sell	7/18/12	146,436	143,850	(2,586)

	Euro	Buy	8/16/12	146,474	143,887	2,587

	Hong Kong Dollar	Buy	7/18/12	7,188,634	7,188,283	351

Putnam VT International Equity Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $681,978,557) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Japanese Yen	Buy	7/18/12	$47,757	$48,764	$(1,007)

	Japanese Yen	Sell	7/18/12	47,757	48,092	335

	Japanese Yen	Buy	8/16/12	47,776	48,115	(339)

	Norwegian Krone	Buy	7/18/12	9,563,692	9,323,767	239,925

	Norwegian Krone	Sell	7/18/12	9,563,692	9,372,279	(191,413)

	Norwegian Krone	Buy	8/16/12	9,553,725	9,363,183	190,542

	Singapore Dollar	Buy	7/18/12	1,513,395	1,499,102	14,293

	Swedish Krona	Buy	7/18/12	2,198,825	2,152,818	46,007

	Swedish Krona	Sell	7/18/12	2,198,825	2,113,606	(85,219)

	Swedish Krona	Sell	8/16/12	2,196,486	2,150,597	(45,889)

	Swiss Franc	Buy	7/18/12	1,404,367	1,386,576	17,791

	Swiss Franc	Sell	7/18/12	1,404,367	1,378,401	(25,966)

	Swiss Franc	Buy	8/16/12	1,405,367	1,379,585	25,782

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/18/12	1,829,768	1,793,881	35,887

	Australian Dollar	Sell	7/18/12	1,829,768	1,743,502	(86,266)

	Australian Dollar	Sell	8/16/12	1,824,815	1,789,584	(35,231)

	British Pound	Buy	7/18/12	2,529,397	2,482,376	47,021

	British Pound	Sell	7/18/12	2,529,397	2,511,480	(17,917)

	British Pound	Buy	8/16/12	712,675	705,919	6,756

	Euro	Buy	7/18/12	3,336,378	3,337,303	(925)

	Euro	Sell	7/18/12	3,336,378	3,290,881	(45,497)

	Euro	Sell	8/16/12	3,337,260	3,337,988	728

	Japanese Yen	Buy	7/18/12	273,607	275,635	(2,028)

	Japanese Yen	Sell	7/18/12	273,607	279,189	5,582

	Japanese Yen	Sell	8/16/12	273,716	275,722	2,006

	Swiss Franc	Buy	7/18/12	4,203,511	4,149,483	54,028

	Swiss Franc	Sell	7/18/12	4,203,511	4,124,509	(79,002)

	Swiss Franc	Buy	8/16/12	4,206,503	4,128,052	78,451

State Street Bank and Trust Co.

	Canadian Dollar	Buy	7/18/12	180,866	178,575	2,291

	Canadian Dollar	Sell	7/18/12	180,866	177,209	(3,657)

	Canadian Dollar	Sell	8/16/12	180,750	178,488	(2,262)

	Euro	Buy	7/18/12	9,301,636	9,135,180	166,456

	Euro	Sell	7/18/12	9,301,636	9,183,146	(118,490)

	Euro	Sell	8/16/12	9,304,095	9,137,385	(166,710)

	Norwegian Krone	Buy	7/18/12	869,344	847,392	21,952

	Norwegian Krone	Sell	7/18/12	869,344	852,380	(16,964)

	Norwegian Krone	Buy	8/16/12	868,438	851,650	16,788

UBS AG

	Australian Dollar	Buy	7/18/12	5,695,963	5,411,090	284,873

	Australian Dollar	Sell	7/18/12	5,695,963	5,591,213	(104,750)

	Australian Dollar	Buy	8/16/12	5,680,542	5,576,667	103,875

	British Pound	Buy	7/18/12	7,676,675	7,606,613	70,062

	British Pound	Sell	7/18/12	7,676,675	7,530,929	(145,746)

	British Pound	Sell	8/16/12	7,676,092	7,606,417	(69,675)

	Canadian Dollar	Buy	7/18/12	3,215,329	3,149,562	65,767

	Canadian Dollar	Sell	7/18/12	3,215,329	3,174,631	(40,698)

	Canadian Dollar	Buy	8/16/12	3,213,270	3,172,509	40,761

	Euro	Buy	7/18/12	9,715,883	9,582,623	133,260

	Euro	Sell	7/18/12	9,715,883	9,545,929	(169,954)

	Euro	Buy	8/16/12	9,718,452	9,548,247	170,205

8 Putnam VT International Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $681,978,557) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Norwegian Krone	Buy	7/18/12	$7,387,459	$7,243,204	$144,255

	Norwegian Krone	Sell	7/18/12	7,387,459	7,197,520	(189,939)

	Norwegian Krone	Sell	8/16/12	7,379,760	7,237,100	(142,660)

	Swedish Krona	Buy	7/18/12	1,726,442	1,657,822	68,620

	Swedish Krona	Sell	7/18/12	1,726,442	1,691,242	(35,200)

	Swedish Krona	Buy	8/16/12	1,724,605	1,689,855	34,750

	Swiss Franc	Buy	7/18/12	8,212,150	8,104,574	107,576

	Swiss Franc	Sell	7/18/12	8,212,150	8,059,891	(152,259)

	Swiss Franc	Buy	8/16/12	8,217,995	8,065,481	152,514

Westpac Banking Corp.

	Australian Dollar	Buy	7/18/12	10,420,778	9,900,469	520,309

	Australian Dollar	Sell	7/18/12	10,420,778	10,226,588	(194,190)

	Australian Dollar	Buy	8/16/12	10,392,565	10,199,467	193,098

	British Pound	Buy	7/18/12	1,008,721	999,579	9,142

	British Pound	Sell	7/18/12	1,008,721	989,547	(19,174)

	British Pound	Sell	8/16/12	1,008,644	999,489	(9,155)

	Canadian Dollar	Buy	7/18/12	3,130,395	3,091,341	39,054

	Canadian Dollar	Sell	7/18/12	3,130,395	3,067,059	(63,336)

	Canadian Dollar	Sell	8/16/12	3,128,390	3,089,544	(38,846)

	Euro	Buy	7/18/12	12,599,031	12,378,545	220,486

	Euro	Sell	7/18/12	12,599,031	12,475,940	(123,091)

	Euro	Sell	8/16/12	12,602,363	12,381,930	(220,433)

	Japanese Yen	Buy	7/18/12	8,250,409	8,308,409	(58,000)

	Japanese Yen	Sell	7/18/12	8,250,409	8,422,606	172,197

	Japanese Yen	Sell	8/16/12	8,253,696	8,311,861	58,165

Total						$825,130

Putnam VT International Equity Fund 9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$11,693,324	$—

Belgium	—	5,358,652	—

Brazil	3,102,243	—	—

Canada	7,543,392	—	—

China	6,189,040	8,647,380	—

France	—	40,114,539	—

Germany	—	48,085,141	—

Hong Kong	—	6,138,891	—

India	—	1,508,750	—

Ireland	5,885,000	9,721,970	—

Israel	2,938,280	—	—

Italy	—	11,887,277	—

Japan	—	73,478,576	—

Malaysia	—	2,966,809	—

Netherlands	—	4,686,724	—

Russia	—	4,699,196	—

Singapore	—	2,424,583	—

South Korea	—	7,180,974	—

Spain	456,451	9,482,073	—

Taiwan	—	3,334,375	—

United Kingdom	—	95,864,035	—

United States	20,207,996	—	—

Total common stocks	46,322,402	347,273,269	—

Short-term investments	515,327	16,650,328	—

Totals by level	$46,837,729	$363,923,597	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$825,130	$—

Totals by level	$—	$825,130	$—

The accompanying notes are an integral part of these financial statements.

10 Putnam VT International Equity Fund

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $14,688,847 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $386,719,193)	$396,101,186

Affiliated issuers (identified cost $14,660,140) (Note 1)	14,660,140

Foreign currency (cost $159,951) (Note 1)	159,951

Dividends, interest and other receivables	1,593,668

Receivable for shares of the fund sold	4,288

Receivable for investments sold	7,243,571

Unrealized appreciation on forward currency contracts (Note 1)	6,578,628

Total assets	426,341,432

Liabilities

Payable to custodian	281,459

Payable for investments purchased	8,528,903

Payable for shares of the fund repurchased	447,027

Payable for compensation of Manager (Note 2)	221,937

Payable for investor servicing fees (Note 2)	62,795

Payable for custodian fees (Note 2)	19,866

Payable for Trustee compensation and expenses (Note 2)	141,624

Payable for administrative services (Note 2)	749

Payable for distribution fees (Note 2)	56,051

Unrealized depreciation on forward currency contracts (Note 1)	5,753,498

Collateral on securities loaned, at value (Note 1)	14,660,140

Collateral on certain derivative contracts, at value (Note 1)	515,327

Other accrued expenses	100,933

Total liabilities	30,790,309

Net assets	$395,551,123

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$701,480,322

Undistributed net investment income (Note 1)	4,667,288

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(320,814,724)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,218,237

Total — Representing net assets applicable to capital shares outstanding	$395,551,123

Computation of net asset value Class IA

Net assets	$113,256,978

Number of shares outstanding	11,458,894

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.88

Computation of net asset value Class IB

Net assets	$282,294,145

Number of shares outstanding	28,864,627

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$9.78

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 11

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $553,593)	$7,295,250

Interest (including interest income of $301 from investments in affiliated issuers) (Note 6)	1,112

Securities lending (Note 1)	350,359

Total investment income	7,646,721

Expenses

Compensation of Manager (Note 2)	1,497,897

Investor servicing fees (Note 2)	212,996

Custodian fees (Note 2)	36,371

Trustee compensation and expenses (Note 2)	17,081

Administrative services (Note 2)	7,220

Distribution fees — Class IB (Note 2)	380,897

Other	105,396

Total expenses	2,257,858

Expense reduction (Note 2)	(6,769)

Net expenses	2,251,089

Net investment income	5,395,632

Net realized loss on investments (Notes 1 and 3)	(14,071,729)

Net realized loss on foreign currency transactions (Note 1)	(1,370,230)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,206,562

Net unrealized appreciation of investments during the period	32,075,121

Net gain on investments	17,839,724

Net increase in net assets resulting from operations	$23,235,356

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$5,395,632	$8,207,489

Net realized gain (loss) on investments and foreign currency transactions	(15,441,959)	16,640,497

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	33,281,683	(107,325,162)

Net increase (decrease) in net assets resulting from operations	23,235,356	(82,477,176)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,969,575)	(5,188,754)

Class IB	(6,755,774)	(11,873,426)

Increase in capital from settlement payments	—	178,982

Decrease from capital share transactions (Note 4)	(29,869,371)	(50,381,248)

Total decrease in net assets	(16,359,364)	(149,741,622)

Net assets:

Beginning of period	411,910,487	561,652,109

End of period (including undistributed net investment income of $4,667,288 and $8,997,005, respectively)	$395,551,123	$411,910,487

* Unaudited.

The accompanying notes are an integral part of these financial statements.

12 Putnam VT International Equity Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	From return of capital	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$9.60	.14	.40	.54	(.26)	—	—	(.26)	—	$9.88	5.36*	$113,257	.44*	1.36 *	25*

12/31/11	11.91	.20	(2.11)	(1.91)	(.40)	—	—	(.40)	—[e,f]	9.60	(16.71)	116,603.87		1.83	91

12/31/10	11.20	.16	.95	1.11	(.40)	—	—	(.40)	—	11.91	10.27	162,574.89		1.53	75

12/31/09	8.96	.20	2.03	2.23	—	—	—	—	.01[g,h]	11.20	25.00	171,219.94		2.25	110

12/31/08	19.11	.43	(7.74)	(7.31)	(.37)	(2.44)	(.04)	(2.85)	.01[i]	8.96	(43.84)	167,901	.87[j]	3.17[j]	71

12/31/07	20.78	.31	1.33	1.64	(.66)	(2.65)	—	(3.31)	—	19.11	8.61	381,400	.84[j]	1.56 [j]	83

Class IB

6/30/12†	$9.49	.12	.40	.52	(.23)	—	—	(.23)	—	$9.78	5.24*	$282,294	.56*	1.23*	25*

12/31/11	11.78	.17	(2.09)	(1.92)	(.37)	—	—	(.37)	—[e,f]	9.49	(16.93)	295,307	1.12	1.57	91

12/31/10	11.08	.14	.94	1.08	(.38)	—	—	(.38)	—	11.78	10.03	399,078	1.14	1.28	75

12/31/09	8.89	.18	2.00	2.18	—	—	—	—	.01[g,h]	11.08	24.63	428,804	1.19	2.01	110

12/31/08	18.96	.39	(7.67)	(7.28)	(.32)	(2.44)	(.04)	(2.80)	.01[i]	8.89	(43.95)	403,653	1.12 [j]	2.91[j]	71

12/31/07	20.64	.26	1.32	1.58	(.61)	(2.65)	—	(3.26)	—	18.96	8.37	825,503	1.09 [j]	1.31 [j]	83

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of March 28, 2011.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management L.L.C. and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and General American Life Insurance Co., which amounted to less than $0.01 per share outstanding as of August 17, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut, which amounted to $0.01 per share for the year ended December 31, 2008.

j Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/08	<0.01%

12/31/07	<0.01

The accompanying notes are an integral part of these financial statements.

Putnam VT International Equity Fund 13

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT International Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are

14 Putnam VT International Equity Fund

unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $461,000,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $20,146 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $660,438 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $396,471.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $14,688,847 and the fund received cash collateral of $14,660,140.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $304,213,374 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$167,627,771	$—	$167,627,771	12/31/16

131,971,485	—	131,971,485	12/31/17

4,614,118	—	4,614,118	12/31/18

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $402,538,724, resulting in gross unrealized appreciation and depreciation of $41,276,210 and $33,053,608, respectively, or net unrealized appreciation of $8,222,602.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.4% of the fund is owned by accounts of one group of insurance companies.

Putnam VT International Equity Fund 15

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $6,769 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $349, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $106,408,889 and $141,024,971, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	31,337	$314,400	172,076	$1,735,140	488,483	$4,727,268	2,204,859	$21,640,013

Shares issued in connection with
reinvestment of distributions	276,754	2,969,575	437,870	5,188,754	635,538	6,755,774	1,012,227	11,873,426

	308,091	3,283,975	609,946	6,923,894	1,124,021	11,483,042	3,217,086	33,513,439

Shares repurchased	(990,788)	(10,161,285)	(2,115,842)	(23,831,455)	(3,375,527)	(34,475,103)	(5,989,051)	(66,987,126)

Net decrease	(682,697)	$(6,877,310)	(1,505,896)	$(16,907,561)	(2,251,506)	$(22,992,061)	(2,771,965)	$(33,473,687)

16 Putnam VT International Equity Fund

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$6,578,628	Payables	$5,753,498

Total		$6,578,628		$5,753,498

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments	Forward currency
under ASC 815	contracts	Total

Foreign exchange contracts	$(1,284,575)	$(1,284,575)

Total	$(1,284,575)	$(1,284,575)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments	Forward currency
under ASC 815	contracts	Total

Foreign exchange contracts	$1,180,242	$1,180,242

Total	$1,180,242	$1,180,242

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $301 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $32,373,555 and $32,373,555, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

Putnam VT International Equity Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in

18 Putnam VT International Equity Fund

particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP (Underlying Funds) — International Core Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

Putnam VT International Equity Fund 19

One-year period	Three-year period	Five-year period

4th	4th	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 131, 108 and 87 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-, three- and five-year periods ended December 31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was primarily due to poor stock selection. They also considered Putnam Management’s observation that the fund’s underperformance over the three- and five-year periods was due in significant part to the fund’s particularly weak performance in 2007 and 2009. They noted Putnam Management’s view that performance in 2007 suffered because the portfolio managers’ investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007, while relative performance in 2009 suffered as a result of the fund’s defensive positioning going into the market rally that began in March 2009.

The Trustees also considered steps that Putnam Management had taken to support improved performance, noting in particular portfolio manager changes in November 2008 and January 2011. The Trustees noted that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an under-performing fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20 Putnam VT International Equity Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT International Equity Fund 21

H513
This report has been prepared for the shareholders
of Putnam VT International Equity Fund.	275813	8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012